UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 4, 2018
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 4, 2018, Roadrunner Transportation Systems, Inc. (the “Company”) received a letter (the “Letter”) from the New York Stock Exchange (the “NYSE”) notifying the Company that it had fallen below compliance with respect to the applicable listing standards set forth in Section 802.01B of the NYSE Listed Company Manual (“Section 802.01B”). Section 802.01B states that a company will be considered below compliance if its average global market capitalization over a consecutive 30 trading-day period is less than $50,000,000, and at the same time stockholders’ investment is less than $50,000,000.
Pursuant to the Letter and the NYSE listing standards, the Company timely notified the NYSE that the Company will submit a plan (the “Plan”) within 45 calendar days from receipt of the Letter, advising the NYSE of definitive action the Company is taking that will bring it into compliance with Section 802.01B within 18 months from receipt of the Letter (the “Plan Period”). Upon receipt of the Plan, the NYSE has 45 calendar days to review the Plan and determine whether the Company has made a reasonable demonstration of its ability to come into compliance with the relevant standards during the Plan Period.
Following the NYSE’s review, the NYSE will either accept the Plan, at which time the Company will be subject to quarterly review for compliance with the Plan, or the NYSE will not accept the Plan and the Company will be subject to suspension and delisting proceedings.  If the NYSE accepts the Plan, the Company’s shares would continue to be listed and traded on the NYSE during the Plan Period, subject to compliance with other NYSE listing standards. In the event the Company does not cure the compliance issue prior to the end of the Plan Period, the Company will be subject to suspension and delisting procedures; however, if the Company regains compliance for any two consecutive quarters during the Plan Period, the NYSE will deem the Plan Period over prior to the end of the full 18 months.

Item 7.01.	Regulation FD Disclosure.

On October 8, 2018, the Company issued a press release announcing that it had received the Letter from the NYSE. A copy of the press release is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K and is hereby incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

99.1	Press Release dated October 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: October 8, 2018	By:	/s/ Curtis W. Stoelting
Curtis W. Stoelting
Chief Executive Officer